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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) February 19, 2008
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

             112 Middle Road, #08-01 Midland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As of February 19, 2008, the Board of Directors of Amaru, Inc., a Nevada corporation (the "Company") ratified the decision of the Company's executive officers that a Sale and Purchase Agreement (the "Agreement") with Auston International Group Limited ("Auston"), a Singapore company listed on the Singapore Stock Exchange was terminated by its terms as of December 31, 2007 and the Company did not decide to extend it. The Agreement provided for the sale to Auston of the Company's majority owned subsidiary, M2B World Asia Pacific Pte Ltd., together with its subsidiary, M2B World Holdings Limited and for the sale of 42,459,978 shares of M2B Word Asia Pacific Pte Ltd, its total issued and outstanding capital.

As the consideration for M2B World Asia Pacific Pte Ltd shares, Auston agreed to issue a total of 660 million new ordinary shares of Auston (valued at S$0.25 per share) to M2B World Asia Pacific Pte Ltd shareholders.

The Agreement was subject to certain conditions precedent, including, but not limited to the shareholder approval of the transaction by Auston shareholders, the approval of the Singapore Stock Exchange and other related regulatory approvals of both parties. According to the terms of the Agreement, if the conditions set forth in Clause 3.1 (Conditions Precedent) were not satisfied or waived by the parties to the Agreement by the completion date of December 31, 2007, the Agreement shall cease (Clause 3.4 of the Agreement). Accordingly, since the conditions precedent were not met by the parties, the Agreement was terminated.

Although the Agreement is terminated, the Company's Board of Directors Decided to list the securities of M2B World Asia Pacific Pte Ltd on the Singapore Stock Exchange.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

        None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2008                          AMARU, INC.


                                             By: /s/ Colin Binny
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                                                 Colin Binny
                                                 President